Investor Presentation Beasley Broadcast Group, Inc. (NASDAQ: BBGI) Beasley Media Group, LLC August 2026 Exhibit 99.1

Disclaimer This investor presentation (this “Presentation”) contains certain information pertaining to Beasley Broadcast Group, Inc. and its subsidiaries (the “Company,” “Beasley” or “BBGI”). The Presentation is not, and may not be relied on in any manner as, legal, tax or investment advice, and is not an offer to sell, or a solicitation of an offer to buy, any securities of the Company. This Presentation speaks only as of the date of the information herein, and the Company has no obligation to, and does not undertake to, update or correct any information herein, except as required by law.  Cautionary Note Regarding Forward-Looking Statements  This presentation contains “forward-looking statements” about the Company within the meaning of the Private Securities Litigation Reform Act of 1995, which relate to future, not past, events. All statements other than statements of historical fact included in this presentation are forward-looking statements, including, without limitation, statements regarding the Company’s projected net revenue, Adjusted EBITDA and Adjusted EBITDA margin, unlevered free cash flow, digital revenue growth, revenue enhancement initiatives, political revenue recovery, potential Federal Communications Commission (“FCC”) deregulation, and other financial and operating targets for fiscal years 2026 through 2028. These forward-looking statements are based on the current beliefs and expectations of the Company’s management, are subject to known and unknown risks and uncertainties, and are generally identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “may,” “will,”  “projects,” “could,” “should,” “would,” “seek,” or “forecast,” or other similar expressions.   Forward-looking statements involve a number of risks and uncertainties, and actual results or events may differ materially from those projected or implied in those statements. Factors that could cause actual results to differ materially from those contemplated by forward-looking statements include, but are not limited to: (i) the Company’s ability to comply with the Nasdaq Stock Market’s continued listing standards or make periodic filings with the U.S. Securities and Exchange Commission (the “SEC”); (ii) risks from health epidemics, natural disasters, terrorism, and other catastrophic events; (iii) adverse effects of inflation; external economic forces and conditions that could adversely affect the Company’s advertising revenues and results of operations; (iv) the ability of the Company’s stations to compete effectively for advertising revenues; (v) the ability of the Company to develop compelling and differentiated digital content, products, and services; audience acceptance of the Company’s content; (vi) the Company’s ability to adapt to changes in technology, standards, and services affecting the audio industry; (vii) the Company’s dependence on federally issued licenses subject to extensive federal regulation; (viii) actions by the FCC or new legislation affecting the audio industry, including with respect to the FCC deregulation and ownership-cap relaxation discussed in this presentation; (ix) increases in royalties payable to copyright owners; (x) the Company’s dependence on selected market clusters for a material portion of its net revenue; (xi) credit risk on accounts receivable; (xii) the risk that the Company’s FCC licenses could become impaired; (xiii) the Company’s substantial debt levels, including the Company’s 10.000% Senior Secured Second Lien PIK Notes due 2027 and the Company’s secured asset-based revolving credit facility, and the potential effect of restrictive debt covenants on the Company’s operational flexibility and ability to pay dividends; (xiv) the potential effects of hurricanes, extreme weather, and other climate-related conditions; (xv) the failure or destruction of internet, satellite, or transmitter facilities on which the Company depends; (xvi) modifications or interruptions to the Company’s information technology infrastructure; (xvii) the loss of key executives and other employees; (xviii) the Company’s ability to identify, consummate, and integrate acquired businesses and stations, including in connection with any post-deregulation consolidation activity; (xix) the fact that the Company is controlled by the Beasley family; and (xx) other economic, business, competitive, and regulatory factors described in the Company’s filings with the SEC, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.   Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material, and readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to update or revise any forward-looking statements to reflect new information, future events, or otherwise.  Non-GAAP Financial Measures  This presentation includes certain financial measures that have not been prepared in a manner that complies with U.S. generally accepted accounting principles (“GAAP”), including, without limitation, Adjusted EBITDA, Adjusted EBITDA margin, unlevered free cash flow and same-station growth. These non-GAAP financial measures are provided as supplemental information only and should not be considered in isolation from, or as a substitute for, the most directly comparable financial measures prepared in accordance with GAAP, such as net income (loss), operating income, or net cash provided by (used in) operating activities, as reported in the Company’s condensed consolidated financial statements. Other companies, including companies in the Company’s industry, may calculate similarly titled non-GAAP measures differently, which limits their usefulness as comparative measures.  Management believes these non-GAAP measures provide useful supplemental information to investors regarding the Company’s underlying operating performance and liquidity by excluding items that management does not consider indicative of the Company’s core operating results, but these measures have limitations as analytical tools and should not be viewed as a substitute for financial information presented in accordance with GAAP. A definition and reconciliation of each non-GAAP financial measure presented in this presentation to its most directly comparable GAAP financial measure is available in the Appendix to this presentation.  Disclaimer

Company Overview

Beasley Broadcast Group (NASDAQ: BBGI) is a U.S. multi-platform audio company — 49 AM/FM stations across 9 markets reaching ~29MM listeners monthly through broadcast, streaming, podcasting, and digital. Founded 1961 · Headquartered in Naples, FL.

9	49	~29MM	$184MM	27%	9
U.S. Markets	AM/FM Stations	Monthly Reach	FY2026E Net Revenue	FY 2026E Digital % of Revenue	Sports Franchises

Why Beasley?

- Cluster dominance: **Top-3 audio provider in 9 of 9 rated markets**; FCC ownership caps create structural scarcity.
- **Sports rights moat:** 6 **exclusive** franchise deals, 200+ locally produced broadcasts/yr — unavailable to digital-only platforms.
- **Cost reset complete:** ~$40MM annualized takeout executed; corporate overhead declining at ~9% CAGR.
- **M&A optionality**: Strategic Alternatives Committee formed — post-deregulation cluster consolidation catalyst.

$202MM
FY2028E Net Revenue

$29.8MM
FY2028E Adj. EBITDA
15% margin

$20.6MM
FY2028E Unlev. FCF
From $5.5MM FY2026E

~$50MM
Revenue Enhancement Opportunities

BEASLEY MEDIA GROUP, LLC

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Beasley Media Group Radio Station Locations Beasley Media Streaming & Digital Audiences Reach Market Nielsen Rank* Cluster Rank Stations Philadelphia, PA #9 #1 7 Boston, MA #10 #3 5 Detroit, MI #14 #2 7 Charlotte, NC #20 #1 8 Tampa, FL #16 #3 4 Las Vegas, NV #31 #1 5 New Jersey #42+ #1 5 Fayetteville, NC #131 #2 6 Augusta, GA #106 #1 5 9 Markets 49 Stations ~29MM Monthly Reach Top-3 in 9 of 9 Rated Markets #1 or #2 in 7 of 9 *Nielsen Radio Metro Rank Market Footprint & Audience Scale

Marquee Brands & Exclusive Sports Rights

Heritage stations, dominant morning shows, and a sports content moat unavailable to pure-digital competitors

98.5 The Sports Hub



Boston's Home for Sports

- Toucher & Hardy (AM), Zolak & Bertrand (Mid), Felger & Mazz (PM) — each #1 in key demos
- YouTube: 57,500 subscribers · 21.3MM views · $150K revenue in 2025
- Felger & Mazz: 2.67MM podcast downloads/90 days; peaked Apple Charts #18

WMMR FM



Philly's #1 Morning Show

- Co-hosted by Preston Elliot & Steve Morrison – a Philadelphia institution on WMMR since 2005
- Hosts Camp Out for Hunger, one of the country's largest food drives that has raised 800+ tons of food in a single year
- YouTube: 48,100 subscribers · 32.0MM views
- Owns the MMRBQ, Philadelphia's flagship summer rock festival
- Hosts the annual "I Bleed for Preston & Steve" blood drive

WRIF FM



Detroit's Heritage Rock Station

- Detroit's Premier Morning Show (Hosts) Dave and Chuck (Co-hosts) Lisa, Jason, and Al
- YouTube: 32,200 subscribers ·12.8MM views · ~1.5MM monthly listeners
- Ranked #61 on Apple and #90 on Spotify for comedy

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Dave and Chuck the Freak WXTU Philadelphia WPEN Philadelphia Kincade & Salciunas (AM),Middays with Marks (Jon Marks& Sean Brace), and Unfiltered with Rocky Bo & Bill Colarulo (PM), Philly Sports Tonight Exclusive FM radio home of the Philadelphia 76ers, Philadelphia Flyers, Philadelphia Union, Temple Football, Villanova Football, and Basketball YouTube: 34,800 subscribers ·18.6MM views Philly’s 1st FM Sports Station WRBQ Tampa Tampa Bay’s Iconic Brand Home of the legendary, #1 rated MJ Morning Show One of America’s most iconic radio brands and the birthplace of the original “Morning Zoo” format Deep roots in the Tampa Bay community with a long-standing commitment to local charitable initiatives Boston's Home for Sports Home of the top-rated, award-winning “Andie Summers Show” Philadelphia’s only Country station since 1983 One of America’s most influential and respected Country radio brands Heritage stations, dominant morning shows, and a sports content moat unavailable to pure-digital competitors Marquee Brands & Exclusive Sports Rights

The Audience Has Shifted to Digital Where Quu Fits in the Ecosystem Trackable dashboard brand image — a touchpoint no streamer can offer. Why Established Broadcasters Are Positioned to Win For the first time, digital platforms deliver the majority of Beasley's total audience. 50%+ of total audience now comes from digital — up 40% YoY +7% digital cume growth YoY, while over-the-air declined 5% +21% / +19% website and podcast users — our fastest-growing platforms Total Audience Cume by Platform (millions) Total audience is up 1% — all of that growth came from streaming, podcasts, websites, social, and email. *Beasley internal data, as of 6/30/2026

Other Involvements

Beasley Media Group invests directly in the communities it serves — showing up in person, on air, and in listeners' inboxes to reinforce its local identity across all 9 markets.

Live Events & Local Activations

Live Broadcasts from Community Events

Newsletters

Local Activations

Station teams staff booths and sponsor activities at local fairs, festivals, and charity drives across BBGI's 9 markets.

Live Remote Broadcasts

On-air talent broadcasts directly from community events, giving listeners real-time coverage of local happenings.

Community Newsletters

Regular newsletters keep listeners connected to station news, upcoming events, and community initiatives.

Why It Matters?

- **Community-first Identity:** On-the-ground presence at fairs, fundraisers, and civic events keeps each station **rooted in the neighborhoods it serves**, not just broadcasting to them.
- **On-air Localism:** Live remote broadcasts from community events put station personalities face-to-face with listeners**, reinforcing local relevance** over national and digital-only competitors.
- **Direct Listener Relationships**: Newsletters **extend engagement beyond the airwaves**, keeping audiences informed on local happenings and station involvement between broadcasts.
- **Service Over Syndication:** These efforts reflect a deliberately **service-oriented, locally-focused strategy** — building community goodwill market by market.

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How Beasley Is Adjusting

Broadcast builds the audience; digital follows it — and heritage advantages turn the migration into revenue.

Broadcast Reach

Live AM/FM hosts and local trust build the audience.

18M listeners weekly across our key markets

→

Digital Migration

That audience follows us onto streams, podcasts, websites, and the dashboard.

Digital is now more than half of our total audience

→

In-Dash Bridge (Quu)

Trackable dashboard brand imagery — a touchpoint no streaming-only company can offer.

80% of cars on the road can display in-dash text

Why Beasley Is Positioned to Win

1 Established Brands

Decades of local trust a start-up would spend years to build.

2 Local Sales Force

In-market sellers who monetize the digital migration firsthand.

Local advertisers = 76% of FY2025 revenue.

3 First-Party Data

Direct signal on real listeners — raw material for targeting.

4 On-Air Megaphone

A promotional engine that launches digital products for free.

94.1% of podcast downloads are time-shifted broadcast

BEASLEY MEDIA GROUP, LLC

FY 2025 Earnings Presentation, Quu. Industry figure

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Integrated Media Platform & Brand Portfolio

One audience. Every platform.
A full-funnel advertiser proposition no single-channel competitor can match.

AWARENESS
•
Build reach & brand

Broadcast spots · streaming audio · OTT/CTV · live events · on-air endorsements · newsletters

CONSIDERATION
•
Earn engagement & intent

Podcast host-reads - paid social - SEO --targeted email - QUU in-dash visual brand

CONVERSION
•
Drive measurable action

40+ in-house specialists deliver paid search, geofencing, retargeting, and foot-traffic attribution with 29M reach

Broadcast Radio

~29MM Monthly Reach

- O&O streaming + **full digital stack** via beasley.digital
- **First-party data** powers targeting and attribution

Streaming & Digital

128MM Streaming Sessions – LTM Q2'26

- **49** stations - **9** markets - every major format
- Live local morning shows — **highest-rated, highest-CPM daypart**

Podcasts & Video

3.9MM Monthly Downloads

- On-demand extensions of flagship **on-air brands**
- Sports video channel in production — **new revenue line**

Syndicated Brands

6 Brands

- Backstage Country · NuTune Country · Fox Sports Radio · QUU visual radio
- Shared content across markets — **lower cost, broader advertiser reach**

BEASLEY MEDIA GROUP, LLC

Q2 2026 Earnings Presentation, Quu. Industry figure
Data LTM as of 6/30/2026 unless noted otherwise

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Growth Strategy & Revenue Enhancement

~$50MM of identified revenue opportunities (~25% above base plan) through 5 initiatives, supported by digital transformation, political cycle recovery, and potential post-deregulation M&A optionality

Reduce Churn	New Advertiser Acquisition	New Advertiser Cross - Sell	Digital Monetization	Political Content
$22MM	**$10MM**	**$10MM**	**$8MM**	**$8MM**
Retention, approved account mgmt., bundled audio/digital selling	Data-driven prospecting; revised AE incentives & campaign minimums	Bundled product revenues from newly acquired advertisers	Programmatic growth, self-serve portal, non-sales digital channels	2026 competitive races; FL, MA, MI, NC, NV, PA, GA markets

Total Identified Revenue Enhancement Opportunities: ~$50MM (+25% to Base Plan)

Digital Transformation

- **O&O prioritization**: centralizing customer reporting, reducing TPP reliance, **improving margin visibility**
- **Podcasting** (~11% of digital audio) + full-scale sports video content in production for **new CPM channel**

Political Revenue Recovery

- **FY2026E Political: $5.3MM** (~40% below FY2022A peak of $8.8MM — upside potential)
- **Key races**: FL (open governor), MA (Senate + governor), MI (Whitmer term-limited), NC/PA/GA/NV (battlegrounds)
- **Ballot initiatives** (Reproductive rights and voter ID ballot initiatives) expected to **drive incremental political ad spend**

Post-Deregulation M&A Catalyst

- **FCC relaxation** could **enable larger cluster formations** and in-market consolidation opportunities
- **Premier cluster positions** in Boston, Philadelphia, Detroit, Tampa, are highly strategic assets
- **Strategic Alternatives Committee** has sole authority to explore, enter, and consummate transactions

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$ Millions FY2023A FY2024A FY2025A FY2026E FY2027E FY2028E Total Net Revenue $247.1 $240.3 $205.9 $183.7 $183.9 $202.5 % Growth — (2.8%) (14.3%) (10.8%) 0.1% 10.1% Digital Net Revenue $46.4 $48.7 $49.5 $48.9 $56.5 $66.4 % of Total Revenue 18.8% 20.3% 24.0% 26.5% 30.7% 32.8% Total Station Op Expense $208.2 $201.8 $186.6 $159.1 $155.0 $162.5 Total Station Op Income $38.9 $38.5 $16.2 $24.6 $28.9 $40.0 Corporate Overhead Expense ($18.2) ($17.3) ($14.4) ($9.9) ($9.9) ($10.2) Adj. EBITDA** $22.0 $25.8 $10.5 $17.1 $19.0 $29.8 % Margin 8.9% 10.7% 5.1% 9.3% 10.3% 14.7% $49.5MM Digital Rev. FY2025A +3.9% CAGR ’23A – ’25A $66.4MM Digital Rev. FY2028E +10.2% CAGR ’25A – ’28E $20.6MM Unlev. FCF FY2028E From $5.5MM FY2026E Annualized Cost Takeout +$40MM Executed last 24 months Financial Performance - Summary P&L Revenue troughs at $184MM (FY2026E) then recovers to $203MM (FY2028E) Adj. EBITDA expands from $10.5MM (5.1%) in 2025A to $29.8MM (14.7%) — a 42% CAGR **Data from 10K published in April 2026 **Adj EBITDA includes addbacks for expenses related to transactions, severance, and stock-based compensation. See reconciliation tables in appendix for more detail **2026E includes impact of sales of FT Myers Market

PERFORMANCE COMPARISON $’S IN MILLIONS Q2’25 Q2’26 TOTAL REVENUE $53.0 $44.1 TOTAL EXPENSES $44.8 $38.8 SOI* $8.2 $5.3 CORP. EXPENSES $3.8 $2.4 ADD BACKS1 $0.3 $2.4 ADJ EBITDA* $4.7 $5.3 ADJ EBITDA* MARGIN 8.9% 12.0% 1 ADDBACKS INCLUDE STOCK-BASED COMPENSATION, SEVERANCE, AND OTHER NON-RECURRING EXPENSES. * NON-GAAP MEASURE, SEE RECONCILIATION TABLES IN APPENDIX SEE APPENDIX FOR MORE DETAIL * Recently Reported Financial Performance Despite 9.6% YoY decline in net revenue on a same-station, Adj. EBITDA increased by $0.6M demonstrating the impact of Beasley’s expense control in a challenged revenue environment

Business Model & Path to Value Creation

Revenue mix shifts toward higher-margin O&O and programmatic inventory creating margin expansion

Audio Segment

Audio Revenue Breakdown
- $100.6MM Local Spot FY2025A
- $27.2M National Spot FY2025A
- $13.5MM Network FY2025A
- $113k Political FY2025A (off-cycle)
- $15.0MM Other Audio FY2025A

Key Metrics
- ~9% CAGR National Spot '23A–'25A
- +5% CAGR Network '23A–'25A
- ~9% YoY Local direct channel growth (Q2'26*)
- ~60% Local spot channel share of revenues

Station Operating Income
- $16.2MM / 7.9% margin FY2025A
- vs. $33.9MM / 16.9% FY2023A

Digital Segment (Primary Growth)

Digital Revenue Breakdown
- $28.5MM O&O FY2025A (+30.1% YoY); highest-margin digital segment
- $21.0MM Third-Party Programmatic (TPP) FY2025A; de-emphasizing lower-margin TPP
- $5.2MM Programmatic FY2025A; growing via beasley.digital

Key Metrics
- O&O + Programmatic = ~57% of Digital revenues FY2025A (up from ~50% FY2024A)
- Digital CAGR '25A–'28E: +10%
- Digital 24% of total revenue FY 2025, 26% of total revenue Q2 2026

Digital Same-Station Operating Income
- $12.8MM / 24.7% margin FY2025A

FY2025E Mix: Audio $156.5MM (76%) | Digital $49.5MM (24%)
Total Net Revenue $206.2MM | Digital share: 18.8% FY2023A → 24.0% FY2025A

Further shift towards digital segment in light of Q2'26 results: Digital increased 7.1% on a same-station basis, accounting for 26% of total revenue for the quarter.

This slide includes non-GAAP measures. See reconciliation tables in appendix for more detail
***local direct growth includes digital packages sold locally*

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Key Investor Considerations

A restructuring-driven entry at an inflection point:
digital momentum, cost reset, and deregulation create a multi-path value thesis

Restructuring Catalyst

- Out-of-court **PIK note** exchange eliminates near-term cash interest
- **New $35MM ABL** (S+425BPS, 3-yr) funds business-plan execution
- Strategic Alternatives Committee: **sole authority over transactions**
- 2L PIK **Notes convert to 95% of common at maturity** (Dec 2027)

Financial Trajectory

- **Revenue** trough $184MM FY2026E → $202MM FY2028E **(+4.7%)**
- **Adj. EBITDA** $10.5MM (5.1%) → $29.8MM **(14.7%)**; **+42% CAGR**
- **Unlevered FCF** $5.5MM (FY2026E) → $20.6MM (FY2028E)
- ~$40MM **cost takeout actioned**; ~$50MM **incremental revenue opportunities**

Competitive Moat

- **Cluster #1 or #2 in majority of markets** — FCC caps limit replication
- **6 exclusive sports franchises**: premium audience + CPMs
- **~29MM monthly reach underpins** programmatic & O&O monetization
- Community-embedded local relationships hard to replicate

Digital Upside Optionality

- **Digital SOI margin** 10.9% → 24.7%+ in FY2025A; O&O driving structural gains
- **Non-legacy Digital +10.2% CAGR**; revenue to $66.4MM by FY2028E
- Sports video + self-serve portal (Q1'26) = **incremental high margin**
- **Digital ~24% of total revenue** FY 2025A 21% same-station growth YoY

M&A Optionality

- FCC rule relaxation expected to allow larger cluster formations
- **Top-3 clusters** (Boston, Philly, Detroit, Tampa) attractive
- Industry restructurings surfacing in-market strategic buyers
- **SAC formed at closing** — no board approval for eligible deals

Market data sourced from Nielsen Metro Ranking and MK Arase
This slide includes non-GAAP measures. See reconciliation tables in appendix for more detail

BEASLEY MEDIA GROUP, LLC
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Board of Directors Peter A. Bordes CEO, Collective Audience MP, Trajectory Ventures Caroline Beasley Chair and Chief Executive Officer Bruce G. Beasley Vice Chair and President Brian E. Beasley Chief Operating Officer Michael J. Fiorile Past Chair and CEO The Dispatch Company Jeffrey D. Goldberg Fractional CFO Higher Ground LLC Senator Gordon H. Smith Past President & CEO National Association of Broadcasters (NAB)

Executive Management Caroline Beasley Chair and Chief Executive Officer Brian E. Beasley Chief Operating Officer Kevin LeGrett Chief Business Officer Chris Ornelas Executive Vice President & General Counsel Dave Snyder Head of Digital Justin Chase Chief Content Officer Shaun Greening Chief Accounting Officer Ilana Goldstein Director of Finance & Investor Relations

APPENDIX

CALCULATION OF SOI Q2 2022 – Q2 2024 Calculation of Station Operating Income 2q 3q 4q 1q 2q 3q 4q 1q 2q 2022 2022 2022 2023 2023 2023 2023 2024 2024 Net revenue $64,810,450 $63,823,288 $72,027,012 $57,779,120 $63,461,723 $60,119,757 $65,748,658 $54,380,346 $60,435,657 Operating expenses (53,626,592) (51,511,699) (58,088,223) (50,653,655) (51,327,562) (50,117,044) (56,148,960) (49,240,998) (49,347,793) Station operating income $11,183,858 $12,311,589 $13,938,789 $7,125,465 $12,134,161 $10,002,713 $9,599,698 $5,139,348 $11,087,864

CALCULATION OF SOI Q3 2024 – Q2 2026 Calculation of Station Operating Income 3q 4q 1q 2q 3q 4q 1q 2q 2024 2024 2025 2025 2025 2025 2026 2026 Net revenue $58,190,116 $67,285,492 $48,912,465 $52,999,711 $50,977,046 $53,050,405 $42,588,735 $44,125,702 Operating expenses (49,946,133) (53,233,833) (45,241,261) (44,750,198) (46,084,806) (50,538,991) (42,170,631) (38,808,170) Station operating income $8,243,983 $14,051,659 $3,671,204 $8,249,513 $4,892,240 $2,511,414 $418,104 $5,317,532

RECONCILIATION OF NET INCOME (LOSS) TO SOI Q2 2022 – Q2 2024 Calculation of Station Operating Income 1q 2q 3q 4q 1q 2q 3q 4q 1q 2q 3q 4q 1q 2q 3q 4q 1q 2q 3q 4q 1q 12 mo 2q 3q 4q 1q 2q 3q 4q 1q 2q 2019 2019 2019 2019 2020 2020 2020 2020 2021 2021 2021 2021 2022 2022 2022 2022 2023 2023 2023 2023 2024 2023 2024 2024 2024 2025 2025 2025 2025 2026 2026 Net revenue $57,687,554 $65,658,748 $66,114,701 $72,093,111 $57,650,426 $30,383,132 $49,649,659 $68,460,644 $48,212,040 $59,574,705 $62,902,935 $70,736,628 $55,720,268 $64,810,450 $63,823,288 $72,027,012 $57,779,120 $63,461,723 $60,119,757 $65,748,658 $54,380,346 $,247,109,258 $60,435,657 $58,190,116 $67,285,492 $48,912,465 $52,999,711 $50,977,046 $53,050,405 $42,588,735 $44,125,702 Operating expenses ,-47,451,182 ,-47,759,693 ,-49,443,632 ,-56,452,577 ,-50,900,477 ,-41,378,315 ,-41,589,490 ,-48,313,273 ,-42,967,871 ,-48,494,420 ,-51,186,064 ,-56,821,830 ,-50,009,549 ,-53,626,592 ,-51,511,699 ,-58,088,223 ,-50,653,655 ,-51,327,562 ,-50,117,044 ,-56,148,960 ,-49,240,998 $-,208,247,221 ,-49,347,793 ,-49,946,133 ,-53,233,833 ,-45,241,261 ,-44,750,198 ,-46,084,806 ,-50,538,991 ,-42,170,631 ,-38,808,170 Station operating income $10,236,372 $17,899,055 $16,671,069 $15,640,534 $6,749,949 $,-10,995,183 $8,060,169 $20,147,371 $5,244,169 $11,080,285 $11,716,871 $13,914,798 $5,710,719 $11,183,858 $12,311,589 $13,938,789 $7,125,465 $12,134,161 $10,002,713 $9,599,698 $5,139,348 $38,862,037 $11,087,864 $8,243,983 $14,051,659 $3,671,204 $8,249,513 $4,892,240 $2,511,414 $,418,104 $5,317,532 Reconciliation of Net Loss Attributable to BBGI Stockholders to Station Operating Income 1q 2q 3q 4q 1q 2q 3q 4q 1q 2q 3q 4q 1q 2q 3q 4q 1q 2q 3q 4q 1q 12 mo 2q 3q 4q 1q 2q 3q 4q 1q 2q 2019 2019 2019 2019 2020 2020 2020 2020 2021 2021 2021 2021 2022 2022 2022 2022 2023 2023 2023 2023 2024 2023 2024 2024 2024 2025 2025 2025 2025 2026 2026 Net gain / loss attributable to BBGI stockholders 1,353,263 4,269,001 3,043,899 4,441,166 -8,836,561 ,-17,734,961 -2,385,398 11,190,998 ,-10,555,392 ,187,694 -1,620,323 10,582,176 -3,590,930 ,-14,454,717 ,498,068 ,-17,869,178 -3,536,566 ,-10,430,629 ,-67,536,837 6,580,317 7,970 ,-74,923,715 -,276,021 -3,560,575 -2,168,604 -2,689,821 -,154,175 -3,556,703 -,189,183,869 3,214,790 90,808,580 Corporate expenses 4,962,414 5,423,561 5,326,660 5,496,797 4,513,092 3,724,764 3,712,816 3,677,698 3,905,289 3,957,854 3,980,815 4,734,088 4,233,460 4,567,470 5,132,362 4,068,067 4,483,095 4,405,031 4,493,277 4,865,328 4,407,832 18,246,731 3,879,771 4,296,615 4,688,478 4,019,462 3,769,243 2,161,204 4,414,378 3,527,570 2,360,974 Depreciation and amortization 1,768,787 1,742,687 1,867,234 1,970,974 2,576,475 2,886,071 2,912,681 2,721,710 2,951,901 2,850,923 2,843,350 2,663,821 2,515,900 2,451,102 2,456,646 2,496,898 2,229,325 2,195,985 2,201,664 2,182,369 1,834,602 8,809,343 1,832,894 1,788,126 1,780,438 1,652,331 1,589,014 1,530,090 1,560,417 1,657,291 1,624,983 Impairment losses FCC licenses 13,657,941 6,804,412 0 0 2,166,400 1,857,226 8,619,097 33,497,347 0 10,041,000 78,204,065 ,969,600 0 89,214,665 0 0 0 224815149 0 Impairment losses goodwill 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 10,582,360 0 0 10,582,360 0 ,922,000 Gain on dispositions/sale of investment -3,545,755 0 0 ,-17,111,605 0 0 0 -4,439,710 -,191,988 0 -3,350,539 0 0 0 0 -6,026,776 0 0 0 -12461477 Gain on debt restructure -91785121 Other operating income, net ,241,348 55,163 65,423 ,407,011 0 0 ,600,000 -3,600,000 1,100,000 -1,500,000 0 0 0 0 0 0 0 0 0 -6,000,000 0 -6,000,000 0 0 1737622 1749525 0 Debt Issuance expenses 5,982,414 Interest expense 4,590,885 4,547,036 4,406,162 4,488,586 4,184,811 3,851,660 4,544,235 4,313,701 5,778,071 6,865,369 7,021,577 6,791,219 6,849,037 6,823,217 6,621,540 6,620,251 6,593,852 6,724,469 6,445,746 6,843,853 5,587,308 26,607,920 6,092,829 6,092,820 3,460,070 3,380,642 3,294,772 3,279,031 3,279,355 3,263,397 1,487,741 Loss on extinguishment of long-term debt 0 0 0 0 0 2,798,789 0 0 4,996,731 0 0 0 -,100,335 0 0 0 0 0 0 0 0 0 0 Gain on repurchases of long-term debt 0 0 0 0 0 0 0 0 0 ,-10,000,000 0 0 0 0 0 0 0 -6,834,667 0 -6,834,667 0 0 -,525,000 Other income, net ,232,583 ,-38,193 86,333 ,-34,568 ,-26,425 ,-71,691 42,156 ,-32,070 ,-38,413 -8,080 ,-12,186 -9,758 -,872 ,-89,875 -1,166,430 ,-24,810 -,540,515 ,-36,735 -1,106,918 -,821,171 -,270,005 -2,505,339 -,357,260 75,120 -,247,413 -1,097,485 ,-75,887 ,108,078 ,-95,241 ,-82,916 ,-78,729 Income tax benefit ,632,847 1,899,800 1,733,980 2,674,019 -2,417,780 -6,041,946 -1,031,166 4,304,900 -2,602,886 -1,299,394 -,515,380 -,903,970 -6,176,446 3,554,469 -1,252,669 ,-11,652,661 -2,163,983 -,821,836 ,-23,299,388 1,801,418 -,410,230 ,-24,483,789 ,-75,986 -1,309,803 ,561,030 -1,567,727 ,283,990 -,315,153 ,-44,022,040 1,328,368 ,784,689 Equity in earnings of unconsolidated affiliates, net of tax 0 0 ,141,378 -,283,205 61,527 24,967 4,221 70,164 30,105 25,919 19,018 57,222 23,344 -,186,570 22,072 ,153,414 60,257 56,876 18,744 12,651 8,647 ,148,528 -8,363 ,-60,320 -4,754 ,-26,198 67,556 ,-51,929 -6,260 ,-28,919 ,114,415 Earnings attributable to noncontrolling interest 0 0 0 ,-66,582 -,109,602 -,432,836 -,339,376 -,226,420 -,129,249 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Station operating income $10,236,372 $17,899,055 $16,671,069 $15,640,534 $6,749,949 $,-10,995,183 $8,060,169 $20,147,371 $5,244,169 $11,080,285 $11,716,871 $13,914,798 $5,710,719 $11,183,858 $12,311,589 $13,938,789 $7,125,465 $12,134,161 $10,002,713 $9,599,698 $5,139,348 38,862,037 $11,087,864 $8,243,983 $14,051,659 $3,671,204 $8,249,513 $4,892,240 $2,511,414 $,418,104 $5,317,532 Calculation of EBITDA 1q 2q 3q 4q 1q 2q 3q 4q 1q 2q 3q 4q 1q 2q 3q 4q 1q 2q 3q 4q 1q 12 mo 2q 3q 4q 1q 2q 2019 2019 2019 2019 2020 2020 2020 2020 2021 2021 2021 2021 2022 2022 2022 2022 2023 2023 2023 2023 2024 2023 2024 2024 2024 2025 2025 Net revenue $57,687,554 $65,658,748 $66,114,701 $72,093,111 $57,650,426 $30,383,132 $49,649,659 $68,460,644 $48,212,040 $59,574,705 $62,902,935 $70,736,628 $55,720,268 $64,810,450 $63,823,288 $72,027,012 $57,779,120 $63,461,723 $60,119,757 $65,748,658 $54,380,346 ,247,109,258 $60,435,657 $58,190,116 $67,285,492 Operating expenses ,-47,451,182 ,-47,759,693 ,-49,443,632 ,-56,452,577 ,-50,900,477 ,-41,378,315 ,-41,589,490 ,-48,313,273 ,-42,967,871 ,-48,494,420 ,-51,186,064 ,-56,821,830 ,-50,009,549 ,-53,626,592 ,-51,511,699 ,-58,088,223 ,-50,653,655 ,-51,327,562 ,-50,117,044 ,-56,148,960 ,-49,240,998 -,208,247,221 ,-49,347,793 ,-49,946,133 ,-53,233,833 Corporate expenses -4,962,414 -5,423,561 -5,326,660 -5,496,797 -4,513,092 -3,724,764 -3,712,816 -3,677,698 -3,905,289 -3,957,854 -3,980,815 -4,734,088 -4,233,460 -4,567,470 -5,132,362 -4,068,067 -4,483,095 -4,405,031 -4,493,277 -4,865,328 -4,407,832 ,-18,246,731 -3,879,771 -4,296,615 -4,688,478 EBITDA $5,273,958 $12,475,494 $11,344,409 $10,143,737 $2,236,857 $,-14,719,947 $4,347,353 $16,469,673 $1,338,880 $7,122,431 $7,736,056 $9,180,710 $1,477,259 $6,616,388 $7,179,227 $9,870,722 $2,642,370 $7,729,130 $5,509,436 $4,734,370 $,731,516 20,615,306 $7,208,093 $3,947,368 $9,363,181 Reconciliation of Net Loss Attributable to BBGI Stockholders to EBITDA $5,730,247 1q 2q 3q 4q 1q 2q 3q 4q 1q 2q 3q 4q 1q 2q 3q 4q 1q 2q 3q 4q 1q 12 mo 2q 3q 4q 1q 2q 2019 2019 2019 2019 2020 2020 2020 2020 2021 2021 2021 2021 2022 2022 2022 2022 2023 2023 2023 2023 2024 2023 2024 2024 2024 2025 2025 Net loss attributable to BBGI stockholders 1,353,263 4,269,001 3,043,899 4,441,166 -8,836,561 ,-17,734,961 -2,385,398 11,190,998 ,-10,555,392 ,187,694 -1,620,323 10,582,176 -3,590,930 ,-14,454,717 ,498,068 ,-17,869,178 -3,536,566 ,-10,430,629 ,-67,536,837 6,580,317 7,970 ,-74,923,715 -,276,021 -3,560,575 -2,168,604 Depreciation and amortization 1,768,787 1,742,687 1,867,234 1,970,974 2,576,475 2,886,071 2,912,681 2,721,710 2,951,901 2,850,923 2,843,350 2,663,821 2,515,900 2,451,102 2,456,646 2,496,898 2,229,325 2,195,985 2,201,664 2,182,369 1,834,602 8,809,343 1,832,894 1,788,126 1,780,438 Impairment losses FCC licenses 13,657,941 6,804,412 0 0 2,166,400 1,857,226 8,619,097 33,497,347 0 10,041,000 78,204,065 ,969,600 0 89,214,665 0 0 0 Impairment losses goodwill 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 10,582,360 0 0 10,582,360 0 ,922,000 Gain on dispositions/sale of investment -3,545,755 0 0 ,-17,111,605 0 0 0 -4,439,710 -,191,988 0 -3,350,539 0 0 0 -6,000,000 -6,026,776 -6,000,000 Debt Issuance expenses Other operating income, net ,241,348 55,163 65,423 ,407,011 0 0 ,600,000 -3,600,000 1,100,000 -1,500,000 0 0 0 0 0 0 0 0 0 0 0 0 0 0 5,982,414 Interest expense 4,590,885 4,547,036 4,406,162 4,488,586 4,184,811 3,851,660 4,544,235 4,313,701 5,778,071 6,865,369 7,021,577 6,791,219 6,849,037 6,823,217 6,621,540 6,620,251 6,593,852 6,724,469 6,445,746 6,843,853 5,587,308 26,607,920 6,092,829 6,092,820 3,460,070 Loss on extinguishment of long-term debt 0 0 0 0 0 2,798,789 0 0 4,996,731 0 0 0 -,100,335 0 0 0 0 0 0 0 0 0 0 Gain on forgiveness of long term debt 0 0 0 0 0 0 0 0 0 ,-10,000,000 0 0 0 0 0 0 0 0 0 0 0 0 Other income, net ,232,583 ,-38,193 86,333 ,-34,568 ,-26,425 ,-71,691 42,156 ,-32,070 ,-38,413 -8,080 ,-12,186 -9,758 -,872 ,-89,875 -1,166,430 ,-24,810 -,540,515 ,-36,735 -1,106,918 -7,655,838 -,270,005 -9,340,006 -,357,260 75,120 -,247,413 Income tax benefit ,632,847 1,899,800 1,733,980 2,674,019 -2,417,780 -6,041,946 -1,031,166 4,304,900 -2,602,886 -1,299,394 -,515,380 -,903,970 -6,176,446 3,554,469 -1,252,669 ,-11,652,661 -2,163,983 -,821,836 ,-23,299,388 1,801,418 -,410,230 ,-24,483,789 ,-75,986 -1,309,803 ,561,030 Equity in earnings of unconsolidated affiliates, net of tax 0 0 ,141,378 -,283,205 61,527 24,967 4,221 70,164 30,105 25,919 19,018 57,222 23,344 -,186,570 22,072 ,153,414 60,257 56,876 18,744 12,651 8,647 ,148,528 -8,363 ,-60,320 -4,754 Earnings attributable to noncontrolling interest 0 0 0 ,-66,582 -,109,602 -,432,836 -,339,376 -,226,420 -,129,249 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 EBITDA $5,273,958 $12,475,494 $11,344,409 $10,143,737 $2,236,857 $,-14,719,947 $4,347,353 $16,469,673 $1,338,880 $7,122,431 $7,736,056 $9,180,710 $1,477,259 $6,616,388 $7,179,227 $9,870,722 $2,642,370 $7,729,130 $5,509,436 $4,734,370 $,731,516 $20,615,306 $7,208,093 $3,947,368 $9,363,181 Calculation of Station Operating Income 1q 2q 3q 4q 1q 2q 3q 4q 1q 2q 3q 4q 1q 2q 3q 4q 1q 2q 3q 4q 1q 12 mo 2q 3q 4q 1q 2q 3q 4q 1q 2q 2019 2019 2019 2019 2020 2020 2020 2020 2021 2021 2021 2021 2022 2022 2022 2022 2023 2023 2023 2023 2024 2023 2024 2024 2024 2025 2025 2025 2025 2026 2026 Net revenue $57,687,554 $65,658,748 $66,114,701 $72,093,111 $57,650,426 $30,383,132 $49,649,659 $68,460,644 $48,212,040 $59,574,705 $62,902,935 $70,736,628 $55,720,268 $64,810,450 $63,823,288 $72,027,012 $57,779,120 $63,461,723 $60,119,757 $65,748,658 $54,380,346 $,247,109,258 $60,435,657 $58,190,116 $67,285,492 $48,912,465 $52,999,711 $50,977,046 $53,050,405 $42,588,735 $44,125,702 Operating expenses ,-47,451,182 ,-47,759,693 ,-49,443,632 ,-56,452,577 ,-50,900,477 ,-41,378,315 ,-41,589,490 ,-48,313,273 ,-42,967,871 ,-48,494,420 ,-51,186,064 ,-56,821,830 ,-50,009,549 ,-53,626,592 ,-51,511,699 ,-58,088,223 ,-50,653,655 ,-51,327,562 ,-50,117,044 ,-56,148,960 ,-49,240,998 $-,208,247,221 ,-49,347,793 ,-49,946,133 ,-53,233,833 ,-45,241,261 ,-44,750,198 ,-46,084,806 ,-50,538,991 ,-42,170,631 ,-38,808,170 Station operating income $10,236,372 $17,899,055 $16,671,069 $15,640,534 $6,749,949 $,-10,995,183 $8,060,169 $20,147,371 $5,244,169 $11,080,285 $11,716,871 $13,914,798 $5,710,719 $11,183,858 $12,311,589 $13,938,789 $7,125,465 $12,134,161 $10,002,713 $9,599,698 $5,139,348 $38,862,037 $11,087,864 $8,243,983 $14,051,659 $3,671,204 $8,249,513 $4,892,240 $2,511,414 $,418,104 $5,317,532 Reconciliation of Net Loss Attributable to BBGI Stockholders to Station Operating Income 1q 2q 3q 4q 1q 2q 3q 4q 1q 2q 3q 4q 1q 2q 3q 4q 1q 2q 3q 4q 1q 12 mo 2q 3q 4q 1q 2q 3q 4q 1q 2q 2019 2019 2019 2019 2020 2020 2020 2020 2021 2021 2021 2021 2022 2022 2022 2022 2023 2023 2023 2023 2024 2023 2024 2024 2024 2025 2025 2025 2025 2026 2026 Net gain / loss attributable to BBGI stockholders 1,353,263 4,269,001 3,043,899 4,441,166 -8,836,561 ,-17,734,961 -2,385,398 11,190,998 ,-10,555,392 ,187,694 -1,620,323 10,582,176 -3,590,930 ,-14,454,717 ,498,068 ,-17,869,178 -3,536,566 ,-10,430,629 ,-67,536,837 6,580,317 7,970 ,-74,923,715 -,276,021 -3,560,575 -2,168,604 -2,689,821 -,154,175 -3,556,703 -,189,183,869 3,214,790 90,808,580 Corporate expenses 4,962,414 5,423,561 5,326,660 5,496,797 4,513,092 3,724,764 3,712,816 3,677,698 3,905,289 3,957,854 3,980,815 4,734,088 4,233,460 4,567,470 5,132,362 4,068,067 4,483,095 4,405,031 4,493,277 4,865,328 4,407,832 18,246,731 3,879,771 4,296,615 4,688,478 4,019,462 3,769,243 2,161,204 4,414,378 3,527,570 2,360,974 Depreciation and amortization 1,768,787 1,742,687 1,867,234 1,970,974 2,576,475 2,886,071 2,912,681 2,721,710 2,951,901 2,850,923 2,843,350 2,663,821 2,515,900 2,451,102 2,456,646 2,496,898 2,229,325 2,195,985 2,201,664 2,182,369 1,834,602 8,809,343 1,832,894 1,788,126 1,780,438 1,652,331 1,589,014 1,530,090 1,560,417 1,657,291 1,624,983 Impairment losses FCC licenses 13,657,941 6,804,412 0 0 2,166,400 1,857,226 8,619,097 33,497,347 0 10,041,000 78,204,065 ,969,600 0 89,214,665 0 0 0 224815149 0 Impairment losses goodwill 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 10,582,360 0 0 10,582,360 0 ,922,000 Gain on dispositions/sale of investment -3,545,755 0 0 ,-17,111,605 0 0 0 -4,439,710 -,191,988 0 -3,350,539 0 0 0 0 -6,026,776 0 0 0 -12461477 Gain on debt restructure -91785121 Other operating income, net ,241,348 55,163 65,423 ,407,011 0 0 ,600,000 -3,600,000 1,100,000 -1,500,000 0 0 0 0 0 0 0 0 0 -6,000,000 0 -6,000,000 0 0 1737622 1749525 0 Debt Issuance expenses 5,982,414 Interest expense 4,590,885 4,547,036 4,406,162 4,488,586 4,184,811 3,851,660 4,544,235 4,313,701 5,778,071 6,865,369 7,021,577 6,791,219 6,849,037 6,823,217 6,621,540 6,620,251 6,593,852 6,724,469 6,445,746 6,843,853 5,587,308 26,607,920 6,092,829 6,092,820 3,460,070 3,380,642 3,294,772 3,279,031 3,279,355 3,263,397 1,487,741 Loss on extinguishment of long-term debt 0 0 0 0 0 2,798,789 0 0 4,996,731 0 0 0 -,100,335 0 0 0 0 0 0 0 0 0 0 Gain on repurchases of long-term debt 0 0 0 0 0 0 0 0 0 ,-10,000,000 0 0 0 0 0 0 0 -6,834,667 0 -6,834,667 0 0 -,525,000 Other income, net ,232,583 ,-38,193 86,333 ,-34,568 ,-26,425 ,-71,691 42,156 ,-32,070 ,-38,413 -8,080 ,-12,186 -9,758 -,872 ,-89,875 -1,166,430 ,-24,810 -,540,515 ,-36,735 -1,106,918 -,821,171 -,270,005 -2,505,339 -,357,260 75,120 -,247,413 -1,097,485 ,-75,887 ,108,078 ,-95,241 ,-82,916 ,-78,729 Income tax benefit ,632,847 1,899,800 1,733,980 2,674,019 -2,417,780 -6,041,946 -1,031,166 4,304,900 -2,602,886 -1,299,394 -,515,380 -,903,970 -6,176,446 3,554,469 -1,252,669 ,-11,652,661 -2,163,983 -,821,836 ,-23,299,388 1,801,418 -,410,230 ,-24,483,789 ,-75,986 -1,309,803 ,561,030 -1,567,727 ,283,990 -,315,153 ,-44,022,040 1,328,368 ,784,689 Equity in earnings of unconsolidated affiliates, net of tax 0 0 ,141,378 -,283,205 61,527 24,967 4,221 70,164 30,105 25,919 19,018 57,222 23,344 -,186,570 22,072 ,153,414 60,257 56,876 18,744 12,651 8,647 ,148,528 -8,363 ,-60,320 -4,754 ,-26,198 67,556 ,-51,929 -6,260 ,-28,919 ,114,415 Earnings attributable to noncontrolling interest 0 0 0 ,-66,582 -,109,602 -,432,836 -,339,376 -,226,420 -,129,249 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Station operating income $10,236,372 $17,899,055 $16,671,069 $15,640,534 $6,749,949 $,-10,995,183 $8,060,169 $20,147,371 $5,244,169 $11,080,285 $11,716,871 $13,914,798 $5,710,719 $11,183,858 $12,311,589 $13,938,789 $7,125,465 $12,134,161 $10,002,713 $9,599,698 $5,139,348 38,862,037 $11,087,864 $8,243,983 $14,051,659 $3,671,204 $8,249,513 $4,892,240 $2,511,414 $,418,104 $5,317,532 Calculation of EBITDA 1q 2q 3q 4q 1q 2q 3q 4q 1q 2q 3q 4q 1q 2q 3q 4q 1q 2q 3q 4q 1q 12 mo 2q 3q 4q 1q 2q 2019 2019 2019 2019 2020 2020 2020 2020 2021 2021 2021 2021 2022 2022 2022 2022 2023 2023 2023 2023 2024 2023 2024 2024 2024 2025 2025 Net revenue $57,687,554 $65,658,748 $66,114,701 $72,093,111 $57,650,426 $30,383,132 $49,649,659 $68,460,644 $48,212,040 $59,574,705 $62,902,935 $70,736,628 $55,720,268 $64,810,450 $63,823,288 $72,027,012 $57,779,120 $63,461,723 $60,119,757 $65,748,658 $54,380,346 ,247,109,258 $60,435,657 $58,190,116 $67,285,492 Operating expenses ,-47,451,182 ,-47,759,693 ,-49,443,632 ,-56,452,577 ,-50,900,477 ,-41,378,315 ,-41,589,490 ,-48,313,273 ,-42,967,871 ,-48,494,420 ,-51,186,064 ,-56,821,830 ,-50,009,549 ,-53,626,592 ,-51,511,699 ,-58,088,223 ,-50,653,655 ,-51,327,562 ,-50,117,044 ,-56,148,960 ,-49,240,998 -,208,247,221 ,-49,347,793 ,-49,946,133 ,-53,233,833 Corporate expenses -4,962,414 -5,423,561 -5,326,660 -5,496,797 -4,513,092 -3,724,764 -3,712,816 -3,677,698 -3,905,289 -3,957,854 -3,980,815 -4,734,088 -4,233,460 -4,567,470 -5,132,362 -4,068,067 -4,483,095 -4,405,031 -4,493,277 -4,865,328 -4,407,832 ,-18,246,731 -3,879,771 -4,296,615 -4,688,478 EBITDA $5,273,958 $12,475,494 $11,344,409 $10,143,737 $2,236,857 $,-14,719,947 $4,347,353 $16,469,673 $1,338,880 $7,122,431 $7,736,056 $9,180,710 $1,477,259 $6,616,388 $7,179,227 $9,870,722 $2,642,370 $7,729,130 $5,509,436 $4,734,370 $,731,516 20,615,306 $7,208,093 $3,947,368 $9,363,181 Reconciliation of Net Loss Attributable to BBGI Stockholders to EBITDA $5,730,247 1q 2q 3q 4q 1q 2q 3q 4q 1q 2q 3q 4q 1q 2q 3q 4q 1q 2q 3q 4q 1q 12 mo 2q 3q 4q 1q 2q 2019 2019 2019 2019 2020 2020 2020 2020 2021 2021 2021 2021 2022 2022 2022 2022 2023 2023 2023 2023 2024 2023 2024 2024 2024 2025 2025 Net loss attributable to BBGI stockholders 1,353,263 4,269,001 3,043,899 4,441,166 -8,836,561 ,-17,734,961 -2,385,398 11,190,998 ,-10,555,392 ,187,694 -1,620,323 10,582,176 -3,590,930 ,-14,454,717 ,498,068 ,-17,869,178 -3,536,566 ,-10,430,629 ,-67,536,837 6,580,317 7,970 ,-74,923,715 -,276,021 -3,560,575 -2,168,604 Depreciation and amortization 1,768,787 1,742,687 1,867,234 1,970,974 2,576,475 2,886,071 2,912,681 2,721,710 2,951,901 2,850,923 2,843,350 2,663,821 2,515,900 2,451,102 2,456,646 2,496,898 2,229,325 2,195,985 2,201,664 2,182,369 1,834,602 8,809,343 1,832,894 1,788,126 1,780,438 Impairment losses FCC licenses 13,657,941 6,804,412 0 0 2,166,400 1,857,226 8,619,097 33,497,347 0 10,041,000 78,204,065 ,969,600 0 89,214,665 0 0 0 Impairment losses goodwill 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 10,582,360 0 0 10,582,360 0 ,922,000 Gain on dispositions/sale of investment -3,545,755 0 0 ,-17,111,605 0 0 0 -4,439,710 -,191,988 0 -3,350,539 0 0 0 -6,000,000 -6,026,776 -6,000,000 Debt Issuance expenses Other operating income, net ,241,348 55,163 65,423 ,407,011 0 0 ,600,000 -3,600,000 1,100,000 -1,500,000 0 0 0 0 0 0 0 0 0 0 0 0 0 0 5,982,414 Interest expense 4,590,885 4,547,036 4,406,162 4,488,586 4,184,811 3,851,660 4,544,235 4,313,701 5,778,071 6,865,369 7,021,577 6,791,219 6,849,037 6,823,217 6,621,540 6,620,251 6,593,852 6,724,469 6,445,746 6,843,853 5,587,308 26,607,920 6,092,829 6,092,820 3,460,070 Loss on extinguishment of long-term debt 0 0 0 0 0 2,798,789 0 0 4,996,731 0 0 0 -,100,335 0 0 0 0 0 0 0 0 0 0 Gain on forgiveness of long term debt 0 0 0 0 0 0 0 0 0 ,-10,000,000 0 0 0 0 0 0 0 0 0 0 0 0 Other income, net ,232,583 ,-38,193 86,333 ,-34,568 ,-26,425 ,-71,691 42,156 ,-32,070 ,-38,413 -8,080 ,-12,186 -9,758 -,872 ,-89,875 -1,166,430 ,-24,810 -,540,515 ,-36,735 -1,106,918 -7,655,838 -,270,005 -9,340,006 -,357,260 75,120 -,247,413 Income tax benefit ,632,847 1,899,800 1,733,980 2,674,019 -2,417,780 -6,041,946 -1,031,166 4,304,900 -2,602,886 -1,299,394 -,515,380 -,903,970 -6,176,446 3,554,469 -1,252,669 ,-11,652,661 -2,163,983 -,821,836 ,-23,299,388 1,801,418 -,410,230 ,-24,483,789 ,-75,986 -1,309,803 ,561,030 Equity in earnings of unconsolidated affiliates, net of tax 0 0 ,141,378 -,283,205 61,527 24,967 4,221 70,164 30,105 25,919 19,018 57,222 23,344 -,186,570 22,072 ,153,414 60,257 56,876 18,744 12,651 8,647 ,148,528 -8,363 ,-60,320 -4,754 Earnings attributable to noncontrolling interest 0 0 0 ,-66,582 -,109,602 -,432,836 -,339,376 -,226,420 -,129,249 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 EBITDA $5,273,958 $12,475,494 $11,344,409 $10,143,737 $2,236,857 $,-14,719,947 $4,347,353 $16,469,673 $1,338,880 $7,122,431 $7,736,056 $9,180,710 $1,477,259 $6,616,388 $7,179,227 $9,870,722 $2,642,370 $7,729,130 $5,509,436 $4,734,370 $,731,516 $20,615,306 $7,208,093 $3,947,368 $9,363,181

RECONCILIATION OF NET INCOME (LOSS) TO SOI Q3 2024 – Q2 2026 Calculation of Station Operating Income 1q 2q 3q 4q 1q 2q 3q 4q 1q 2q 3q 4q 1q 2q 3q 4q 1q 2q 3q 4q 1q 12 mo 2q 3q 4q 1q 2q 3q 4q 1q 2q 2019 2019 2019 2019 2020 2020 2020 2020 2021 2021 2021 2021 2022 2022 2022 2022 2023 2023 2023 2023 2024 2023 2024 2024 2024 2025 2025 2025 2025 2026 2026 Net revenue $57,687,554 $65,658,748 $66,114,701 $72,093,111 $57,650,426 $30,383,132 $49,649,659 $68,460,644 $48,212,040 $59,574,705 $62,902,935 $70,736,628 $55,720,268 $64,810,450 $63,823,288 $72,027,012 $57,779,120 $63,461,723 $60,119,757 $65,748,658 $54,380,346 $,247,109,258 $60,435,657 $58,190,116 $67,285,492 $48,912,465 $52,999,711 $50,977,046 $53,050,405 $42,588,735 $44,125,702 Operating expenses ,-47,451,182 ,-47,759,693 ,-49,443,632 ,-56,452,577 ,-50,900,477 ,-41,378,315 ,-41,589,490 ,-48,313,273 ,-42,967,871 ,-48,494,420 ,-51,186,064 ,-56,821,830 ,-50,009,549 ,-53,626,592 ,-51,511,699 ,-58,088,223 ,-50,653,655 ,-51,327,562 ,-50,117,044 ,-56,148,960 ,-49,240,998 $-,208,247,221 ,-49,347,793 ,-49,946,133 ,-53,233,833 ,-45,241,261 ,-44,750,198 ,-46,084,806 ,-50,538,991 ,-42,170,631 ,-38,808,170 Station operating income $10,236,372 $17,899,055 $16,671,069 $15,640,534 $6,749,949 $,-10,995,183 $8,060,169 $20,147,371 $5,244,169 $11,080,285 $11,716,871 $13,914,798 $5,710,719 $11,183,858 $12,311,589 $13,938,789 $7,125,465 $12,134,161 $10,002,713 $9,599,698 $5,139,348 $38,862,037 $11,087,864 $8,243,983 $14,051,659 $3,671,204 $8,249,513 $4,892,240 $2,511,414 $,418,104 $5,317,532 Reconciliation of Net Loss Attributable to BBGI Stockholders to Station Operating Income 1q 2q 3q 4q 1q 2q 3q 4q 1q 2q 3q 4q 1q 2q 3q 4q 1q 2q 3q 4q 1q 12 mo 2q 3q 4q 1q 2q 3q 4q 1q 2q 2019 2019 2019 2019 2020 2020 2020 2020 2021 2021 2021 2021 2022 2022 2022 2022 2023 2023 2023 2023 2024 2023 2024 2024 2024 2025 2025 2025 2025 2026 2026 Net gain / loss attributable to BBGI stockholders 1,353,263 4,269,001 3,043,899 4,441,166 -8,836,561 ,-17,734,961 -2,385,398 11,190,998 ,-10,555,392 ,187,694 -1,620,323 10,582,176 -3,590,930 ,-14,454,717 ,498,068 ,-17,869,178 -3,536,566 ,-10,430,629 ,-67,536,837 6,580,317 7,970 ,-74,923,715 -,276,021 -3,560,575 -2,168,604 -2,689,821 -,154,175 -3,556,703 -,189,183,869 3,214,790 84,293,430 Corporate expenses 4,962,414 5,423,561 5,326,660 5,496,797 4,513,092 3,724,764 3,712,816 3,677,698 3,905,289 3,957,854 3,980,815 4,734,088 4,233,460 4,567,470 5,132,362 4,068,067 4,483,095 4,405,031 4,493,277 4,865,328 4,407,832 18,246,731 3,879,771 4,296,615 4,688,478 4,019,462 3,769,243 2,161,204 4,414,378 3,527,570 2,360,974 Depreciation and amortization 1,768,787 1,742,687 1,867,234 1,970,974 2,576,475 2,886,071 2,912,681 2,721,710 2,951,901 2,850,923 2,843,350 2,663,821 2,515,900 2,451,102 2,456,646 2,496,898 2,229,325 2,195,985 2,201,664 2,182,369 1,834,602 8,809,343 1,832,894 1,788,126 1,780,438 1,652,331 1,589,014 1,530,090 1,560,417 1,657,291 1,624,983 Impairment losses FCC licenses 13,657,941 6,804,412 0 0 2,166,400 1,857,226 8,619,097 33,497,347 0 10,041,000 78,204,065 ,969,600 0 89,214,665 0 0 0 224815149 0 Impairment losses goodwill 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 10,582,360 0 0 10,582,360 0 ,922,000 Gain on dispositions/sale of investment -3,545,755 0 0 ,-17,111,605 0 0 0 -4,439,710 -,191,988 0 -3,350,539 0 0 0 0 -6,026,776 0 0 0 -12461477 Gain on debt restructure -91785121 Other operating income, net ,241,348 55,163 65,423 ,407,011 0 0 ,600,000 -3,600,000 1,100,000 -1,500,000 0 0 0 0 0 0 0 0 0 -6,000,000 0 -6,000,000 0 0 1737622 1749525 0 Debt Issuance expenses 5,982,414 Interest expense 4,590,885 4,547,036 4,406,162 4,488,586 4,184,811 3,851,660 4,544,235 4,313,701 5,778,071 6,865,369 7,021,577 6,791,219 6,849,037 6,823,217 6,621,540 6,620,251 6,593,852 6,724,469 6,445,746 6,843,853 5,587,308 26,607,920 6,092,829 6,092,820 3,460,070 3,380,642 3,294,772 3,279,031 3,279,355 3,263,397 1,487,741 Loss on extinguishment of long-term debt 0 0 0 0 0 2,798,789 0 0 4,996,731 0 0 0 -,100,335 0 0 0 0 0 0 0 0 0 0 Gain on repurchases of long-term debt 0 0 0 0 0 0 0 0 0 ,-10,000,000 0 0 0 0 0 0 0 -6,834,667 0 -6,834,667 0 0 -,525,000 Other income, net ,232,583 ,-38,193 86,333 ,-34,568 ,-26,425 ,-71,691 42,156 ,-32,070 ,-38,413 -8,080 ,-12,186 -9,758 -,872 ,-89,875 -1,166,430 ,-24,810 -,540,515 ,-36,735 -1,106,918 -,821,171 -,270,005 -2,505,339 -,357,260 75,120 -,247,413 -1,097,485 ,-75,887 ,108,078 ,-95,241 ,-82,916 ,-78,729 Income tax benefit ,632,847 1,899,800 1,733,980 2,674,019 -2,417,780 -6,041,946 -1,031,166 4,304,900 -2,602,886 -1,299,394 -,515,380 -,903,970 -6,176,446 3,554,469 -1,252,669 ,-11,652,661 -2,163,983 -,821,836 ,-23,299,388 1,801,418 -,410,230 ,-24,483,789 ,-75,986 -1,309,803 ,561,030 -1,567,727 ,283,990 -,315,153 ,-44,022,040 1,328,368 7,299,839 Equity in earnings of unconsolidated affiliates, net of tax 0 0 ,141,378 -,283,205 61,527 24,967 4,221 70,164 30,105 25,919 19,018 57,222 23,344 -,186,570 22,072 ,153,414 60,257 56,876 18,744 12,651 8,647 ,148,528 -8,363 ,-60,320 -4,754 ,-26,198 67,556 ,-51,929 -6,260 ,-28,919 ,114,415 Earnings attributable to noncontrolling interest 0 0 0 ,-66,582 -,109,602 -,432,836 -,339,376 -,226,420 -,129,249 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Station operating income $10,236,372 $17,899,055 $16,671,069 $15,640,534 $6,749,949 $,-10,995,183 $8,060,169 $20,147,371 $5,244,169 $11,080,285 $11,716,871 $13,914,798 $5,710,719 $11,183,858 $12,311,589 $13,938,789 $7,125,465 $12,134,161 $10,002,713 $9,599,698 $5,139,348 38,862,037 $11,087,864 $8,243,983 $14,051,659 $3,671,204 $8,249,513 $4,892,240 $2,511,414 $,418,104 $5,317,532 Calculation of EBITDA 1q 2q 3q 4q 1q 2q 3q 4q 1q 2q 3q 4q 1q 2q 3q 4q 1q 2q 3q 4q 1q 12 mo 2q 3q 4q 1q 2q 2019 2019 2019 2019 2020 2020 2020 2020 2021 2021 2021 2021 2022 2022 2022 2022 2023 2023 2023 2023 2024 2023 2024 2024 2024 2025 2025 Net revenue $57,687,554 $65,658,748 $66,114,701 $72,093,111 $57,650,426 $30,383,132 $49,649,659 $68,460,644 $48,212,040 $59,574,705 $62,902,935 $70,736,628 $55,720,268 $64,810,450 $63,823,288 $72,027,012 $57,779,120 $63,461,723 $60,119,757 $65,748,658 $54,380,346 ,247,109,258 $60,435,657 $58,190,116 $67,285,492 Operating expenses ,-47,451,182 ,-47,759,693 ,-49,443,632 ,-56,452,577 ,-50,900,477 ,-41,378,315 ,-41,589,490 ,-48,313,273 ,-42,967,871 ,-48,494,420 ,-51,186,064 ,-56,821,830 ,-50,009,549 ,-53,626,592 ,-51,511,699 ,-58,088,223 ,-50,653,655 ,-51,327,562 ,-50,117,044 ,-56,148,960 ,-49,240,998 -,208,247,221 ,-49,347,793 ,-49,946,133 ,-53,233,833 Corporate expenses -4,962,414 -5,423,561 -5,326,660 -5,496,797 -4,513,092 -3,724,764 -3,712,816 -3,677,698 -3,905,289 -3,957,854 -3,980,815 -4,734,088 -4,233,460 -4,567,470 -5,132,362 -4,068,067 -4,483,095 -4,405,031 -4,493,277 -4,865,328 -4,407,832 ,-18,246,731 -3,879,771 -4,296,615 -4,688,478 EBITDA $5,273,958 $12,475,494 $11,344,409 $10,143,737 $2,236,857 $,-14,719,947 $4,347,353 $16,469,673 $1,338,880 $7,122,431 $7,736,056 $9,180,710 $1,477,259 $6,616,388 $7,179,227 $9,870,722 $2,642,370 $7,729,130 $5,509,436 $4,734,370 $,731,516 20,615,306 $7,208,093 $3,947,368 $9,363,181 Reconciliation of Net Loss Attributable to BBGI Stockholders to EBITDA $5,730,247 1q 2q 3q 4q 1q 2q 3q 4q 1q 2q 3q 4q 1q 2q 3q 4q 1q 2q 3q 4q 1q 12 mo 2q 3q 4q 1q 2q 2019 2019 2019 2019 2020 2020 2020 2020 2021 2021 2021 2021 2022 2022 2022 2022 2023 2023 2023 2023 2024 2023 2024 2024 2024 2025 2025 Net loss attributable to BBGI stockholders 1,353,263 4,269,001 3,043,899 4,441,166 -8,836,561 ,-17,734,961 -2,385,398 11,190,998 ,-10,555,392 ,187,694 -1,620,323 10,582,176 -3,590,930 ,-14,454,717 ,498,068 ,-17,869,178 -3,536,566 ,-10,430,629 ,-67,536,837 6,580,317 7,970 ,-74,923,715 -,276,021 -3,560,575 -2,168,604 Depreciation and amortization 1,768,787 1,742,687 1,867,234 1,970,974 2,576,475 2,886,071 2,912,681 2,721,710 2,951,901 2,850,923 2,843,350 2,663,821 2,515,900 2,451,102 2,456,646 2,496,898 2,229,325 2,195,985 2,201,664 2,182,369 1,834,602 8,809,343 1,832,894 1,788,126 1,780,438 Impairment losses FCC licenses 13,657,941 6,804,412 0 0 2,166,400 1,857,226 8,619,097 33,497,347 0 10,041,000 78,204,065 ,969,600 0 89,214,665 0 0 0 Impairment losses goodwill 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 10,582,360 0 0 10,582,360 0 ,922,000 Gain on dispositions/sale of investment -3,545,755 0 0 ,-17,111,605 0 0 0 -4,439,710 -,191,988 0 -3,350,539 0 0 0 -6,000,000 -6,026,776 -6,000,000 Debt Issuance expenses Other operating income, net ,241,348 55,163 65,423 ,407,011 0 0 ,600,000 -3,600,000 1,100,000 -1,500,000 0 0 0 0 0 0 0 0 0 0 0 0 0 0 5,982,414 Interest expense 4,590,885 4,547,036 4,406,162 4,488,586 4,184,811 3,851,660 4,544,235 4,313,701 5,778,071 6,865,369 7,021,577 6,791,219 6,849,037 6,823,217 6,621,540 6,620,251 6,593,852 6,724,469 6,445,746 6,843,853 5,587,308 26,607,920 6,092,829 6,092,820 3,460,070 Loss on extinguishment of long-term debt 0 0 0 0 0 2,798,789 0 0 4,996,731 0 0 0 -,100,335 0 0 0 0 0 0 0 0 0 0 Gain on forgiveness of long term debt 0 0 0 0 0 0 0 0 0 ,-10,000,000 0 0 0 0 0 0 0 0 0 0 0 0 Other income, net ,232,583 ,-38,193 86,333 ,-34,568 ,-26,425 ,-71,691 42,156 ,-32,070 ,-38,413 -8,080 ,-12,186 -9,758 -,872 ,-89,875 -1,166,430 ,-24,810 -,540,515 ,-36,735 -1,106,918 -7,655,838 -,270,005 -9,340,006 -,357,260 75,120 -,247,413 Income tax benefit ,632,847 1,899,800 1,733,980 2,674,019 -2,417,780 -6,041,946 -1,031,166 4,304,900 -2,602,886 -1,299,394 -,515,380 -,903,970 -6,176,446 3,554,469 -1,252,669 ,-11,652,661 -2,163,983 -,821,836 ,-23,299,388 1,801,418 -,410,230 ,-24,483,789 ,-75,986 -1,309,803 ,561,030 Equity in earnings of unconsolidated affiliates, net of tax 0 0 ,141,378 -,283,205 61,527 24,967 4,221 70,164 30,105 25,919 19,018 57,222 23,344 -,186,570 22,072 ,153,414 60,257 56,876 18,744 12,651 8,647 ,148,528 -8,363 ,-60,320 -4,754 Earnings attributable to noncontrolling interest 0 0 0 ,-66,582 -,109,602 -,432,836 -,339,376 -,226,420 -,129,249 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 EBITDA $5,273,958 $12,475,494 $11,344,409 $10,143,737 $2,236,857 $,-14,719,947 $4,347,353 $16,469,673 $1,338,880 $7,122,431 $7,736,056 $9,180,710 $1,477,259 $6,616,388 $7,179,227 $9,870,722 $2,642,370 $7,729,130 $5,509,436 $4,734,370 $,731,516 $20,615,306 $7,208,093 $3,947,368 $9,363,181 Calculation of Station Operating Income 1q 2q 3q 4q 1q 2q 3q 4q 1q 2q 3q 4q 1q 2q 3q 4q 1q 2q 3q 4q 1q 12 mo 2q 3q 4q 1q 2q 3q 4q 1q 2q 2019 2019 2019 2019 2020 2020 2020 2020 2021 2021 2021 2021 2022 2022 2022 2022 2023 2023 2023 2023 2024 2023 2024 2024 2024 2025 2025 2025 2025 2026 2026 Net revenue $57,687,554 $65,658,748 $66,114,701 $72,093,111 $57,650,426 $30,383,132 $49,649,659 $68,460,644 $48,212,040 $59,574,705 $62,902,935 $70,736,628 $55,720,268 $64,810,450 $63,823,288 $72,027,012 $57,779,120 $63,461,723 $60,119,757 $65,748,658 $54,380,346 $,247,109,258 $60,435,657 $58,190,116 $67,285,492 $48,912,465 $52,999,711 $50,977,046 $53,050,405 $42,588,735 $44,125,702 Operating expenses ,-47,451,182 ,-47,759,693 ,-49,443,632 ,-56,452,577 ,-50,900,477 ,-41,378,315 ,-41,589,490 ,-48,313,273 ,-42,967,871 ,-48,494,420 ,-51,186,064 ,-56,821,830 ,-50,009,549 ,-53,626,592 ,-51,511,699 ,-58,088,223 ,-50,653,655 ,-51,327,562 ,-50,117,044 ,-56,148,960 ,-49,240,998 $-,208,247,221 ,-49,347,793 ,-49,946,133 ,-53,233,833 ,-45,241,261 ,-44,750,198 ,-46,084,806 ,-50,538,991 ,-42,170,631 ,-38,808,170 Station operating income $10,236,372 $17,899,055 $16,671,069 $15,640,534 $6,749,949 $,-10,995,183 $8,060,169 $20,147,371 $5,244,169 $11,080,285 $11,716,871 $13,914,798 $5,710,719 $11,183,858 $12,311,589 $13,938,789 $7,125,465 $12,134,161 $10,002,713 $9,599,698 $5,139,348 $38,862,037 $11,087,864 $8,243,983 $14,051,659 $3,671,204 $8,249,513 $4,892,240 $2,511,414 $,418,104 $5,317,532 Reconciliation of Net Loss Attributable to BBGI Stockholders to Station Operating Income 1q 2q 3q 4q 1q 2q 3q 4q 1q 2q 3q 4q 1q 2q 3q 4q 1q 2q 3q 4q 1q 12 mo 2q 3q 4q 1q 2q 3q 4q 1q 2q 2019 2019 2019 2019 2020 2020 2020 2020 2021 2021 2021 2021 2022 2022 2022 2022 2023 2023 2023 2023 2024 2023 2024 2024 2024 2025 2025 2025 2025 2026 2026 Net gain / loss attributable to BBGI stockholders 1,353,263 4,269,001 3,043,899 4,441,166 -8,836,561 ,-17,734,961 -2,385,398 11,190,998 ,-10,555,392 ,187,694 -1,620,323 10,582,176 -3,590,930 ,-14,454,717 ,498,068 ,-17,869,178 -3,536,566 ,-10,430,629 ,-67,536,837 6,580,317 7,970 ,-74,923,715 -,276,021 -3,560,575 -2,168,604 -2,689,821 -,154,175 -3,556,703 -,189,183,869 3,214,790 84,293,430 Corporate expenses 4,962,414 5,423,561 5,326,660 5,496,797 4,513,092 3,724,764 3,712,816 3,677,698 3,905,289 3,957,854 3,980,815 4,734,088 4,233,460 4,567,470 5,132,362 4,068,067 4,483,095 4,405,031 4,493,277 4,865,328 4,407,832 18,246,731 3,879,771 4,296,615 4,688,478 4,019,462 3,769,243 2,161,204 4,414,378 3,527,570 2,360,974 Depreciation and amortization 1,768,787 1,742,687 1,867,234 1,970,974 2,576,475 2,886,071 2,912,681 2,721,710 2,951,901 2,850,923 2,843,350 2,663,821 2,515,900 2,451,102 2,456,646 2,496,898 2,229,325 2,195,985 2,201,664 2,182,369 1,834,602 8,809,343 1,832,894 1,788,126 1,780,438 1,652,331 1,589,014 1,530,090 1,560,417 1,657,291 1,624,983 Impairment losses FCC licenses 13,657,941 6,804,412 0 0 2,166,400 1,857,226 8,619,097 33,497,347 0 10,041,000 78,204,065 ,969,600 0 89,214,665 0 0 0 224815149 0 Impairment losses goodwill 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 10,582,360 0 0 10,582,360 0 ,922,000 Gain on dispositions/sale of investment -3,545,755 0 0 ,-17,111,605 0 0 0 -4,439,710 -,191,988 0 -3,350,539 0 0 0 0 -6,026,776 0 0 0 -12461477 Gain on debt restructure -91785121 Other operating income, net ,241,348 55,163 65,423 ,407,011 0 0 ,600,000 -3,600,000 1,100,000 -1,500,000 0 0 0 0 0 0 0 0 0 -6,000,000 0 -6,000,000 0 0 1737622 1749525 0 Debt Issuance expenses 5,982,414 Interest expense 4,590,885 4,547,036 4,406,162 4,488,586 4,184,811 3,851,660 4,544,235 4,313,701 5,778,071 6,865,369 7,021,577 6,791,219 6,849,037 6,823,217 6,621,540 6,620,251 6,593,852 6,724,469 6,445,746 6,843,853 5,587,308 26,607,920 6,092,829 6,092,820 3,460,070 3,380,642 3,294,772 3,279,031 3,279,355 3,263,397 1,487,741 Loss on extinguishment of long-term debt 0 0 0 0 0 2,798,789 0 0 4,996,731 0 0 0 -,100,335 0 0 0 0 0 0 0 0 0 0 Gain on repurchases of long-term debt 0 0 0 0 0 0 0 0 0 ,-10,000,000 0 0 0 0 0 0 0 -6,834,667 0 -6,834,667 0 0 -,525,000 Other income, net ,232,583 ,-38,193 86,333 ,-34,568 ,-26,425 ,-71,691 42,156 ,-32,070 ,-38,413 -8,080 ,-12,186 -9,758 -,872 ,-89,875 -1,166,430 ,-24,810 -,540,515 ,-36,735 -1,106,918 -,821,171 -,270,005 -2,505,339 -,357,260 75,120 -,247,413 -1,097,485 ,-75,887 ,108,078 ,-95,241 ,-82,916 ,-78,729 Income tax benefit ,632,847 1,899,800 1,733,980 2,674,019 -2,417,780 -6,041,946 -1,031,166 4,304,900 -2,602,886 -1,299,394 -,515,380 -,903,970 -6,176,446 3,554,469 -1,252,669 ,-11,652,661 -2,163,983 -,821,836 ,-23,299,388 1,801,418 -,410,230 ,-24,483,789 ,-75,986 -1,309,803 ,561,030 -1,567,727 ,283,990 -,315,153 ,-44,022,040 1,328,368 7,299,839 Equity in earnings of unconsolidated affiliates, net of tax 0 0 ,141,378 -,283,205 61,527 24,967 4,221 70,164 30,105 25,919 19,018 57,222 23,344 -,186,570 22,072 ,153,414 60,257 56,876 18,744 12,651 8,647 ,148,528 -8,363 ,-60,320 -4,754 ,-26,198 67,556 ,-51,929 -6,260 ,-28,919 ,114,415 Earnings attributable to noncontrolling interest 0 0 0 ,-66,582 -,109,602 -,432,836 -,339,376 -,226,420 -,129,249 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Station operating income $10,236,372 $17,899,055 $16,671,069 $15,640,534 $6,749,949 $,-10,995,183 $8,060,169 $20,147,371 $5,244,169 $11,080,285 $11,716,871 $13,914,798 $5,710,719 $11,183,858 $12,311,589 $13,938,789 $7,125,465 $12,134,161 $10,002,713 $9,599,698 $5,139,348 38,862,037 $11,087,864 $8,243,983 $14,051,659 $3,671,204 $8,249,513 $4,892,240 $2,511,414 $,418,104 $5,317,532 Calculation of EBITDA 1q 2q 3q 4q 1q 2q 3q 4q 1q 2q 3q 4q 1q 2q 3q 4q 1q 2q 3q 4q 1q 12 mo 2q 3q 4q 1q 2q 2019 2019 2019 2019 2020 2020 2020 2020 2021 2021 2021 2021 2022 2022 2022 2022 2023 2023 2023 2023 2024 2023 2024 2024 2024 2025 2025 Net revenue $57,687,554 $65,658,748 $66,114,701 $72,093,111 $57,650,426 $30,383,132 $49,649,659 $68,460,644 $48,212,040 $59,574,705 $62,902,935 $70,736,628 $55,720,268 $64,810,450 $63,823,288 $72,027,012 $57,779,120 $63,461,723 $60,119,757 $65,748,658 $54,380,346 ,247,109,258 $60,435,657 $58,190,116 $67,285,492 Operating expenses ,-47,451,182 ,-47,759,693 ,-49,443,632 ,-56,452,577 ,-50,900,477 ,-41,378,315 ,-41,589,490 ,-48,313,273 ,-42,967,871 ,-48,494,420 ,-51,186,064 ,-56,821,830 ,-50,009,549 ,-53,626,592 ,-51,511,699 ,-58,088,223 ,-50,653,655 ,-51,327,562 ,-50,117,044 ,-56,148,960 ,-49,240,998 -,208,247,221 ,-49,347,793 ,-49,946,133 ,-53,233,833 Corporate expenses -4,962,414 -5,423,561 -5,326,660 -5,496,797 -4,513,092 -3,724,764 -3,712,816 -3,677,698 -3,905,289 -3,957,854 -3,980,815 -4,734,088 -4,233,460 -4,567,470 -5,132,362 -4,068,067 -4,483,095 -4,405,031 -4,493,277 -4,865,328 -4,407,832 ,-18,246,731 -3,879,771 -4,296,615 -4,688,478 EBITDA $5,273,958 $12,475,494 $11,344,409 $10,143,737 $2,236,857 $,-14,719,947 $4,347,353 $16,469,673 $1,338,880 $7,122,431 $7,736,056 $9,180,710 $1,477,259 $6,616,388 $7,179,227 $9,870,722 $2,642,370 $7,729,130 $5,509,436 $4,734,370 $,731,516 20,615,306 $7,208,093 $3,947,368 $9,363,181 Reconciliation of Net Loss Attributable to BBGI Stockholders to EBITDA $5,730,247 1q 2q 3q 4q 1q 2q 3q 4q 1q 2q 3q 4q 1q 2q 3q 4q 1q 2q 3q 4q 1q 12 mo 2q 3q 4q 1q 2q 2019 2019 2019 2019 2020 2020 2020 2020 2021 2021 2021 2021 2022 2022 2022 2022 2023 2023 2023 2023 2024 2023 2024 2024 2024 2025 2025 Net loss attributable to BBGI stockholders 1,353,263 4,269,001 3,043,899 4,441,166 -8,836,561 ,-17,734,961 -2,385,398 11,190,998 ,-10,555,392 ,187,694 -1,620,323 10,582,176 -3,590,930 ,-14,454,717 ,498,068 ,-17,869,178 -3,536,566 ,-10,430,629 ,-67,536,837 6,580,317 7,970 ,-74,923,715 -,276,021 -3,560,575 -2,168,604 Depreciation and amortization 1,768,787 1,742,687 1,867,234 1,970,974 2,576,475 2,886,071 2,912,681 2,721,710 2,951,901 2,850,923 2,843,350 2,663,821 2,515,900 2,451,102 2,456,646 2,496,898 2,229,325 2,195,985 2,201,664 2,182,369 1,834,602 8,809,343 1,832,894 1,788,126 1,780,438 Impairment losses FCC licenses 13,657,941 6,804,412 0 0 2,166,400 1,857,226 8,619,097 33,497,347 0 10,041,000 78,204,065 ,969,600 0 89,214,665 0 0 0 Impairment losses goodwill 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 10,582,360 0 0 10,582,360 0 ,922,000 Gain on dispositions/sale of investment -3,545,755 0 0 ,-17,111,605 0 0 0 -4,439,710 -,191,988 0 -3,350,539 0 0 0 -6,000,000 -6,026,776 -6,000,000 Debt Issuance expenses Other operating income, net ,241,348 55,163 65,423 ,407,011 0 0 ,600,000 -3,600,000 1,100,000 -1,500,000 0 0 0 0 0 0 0 0 0 0 0 0 0 0 5,982,414 Interest expense 4,590,885 4,547,036 4,406,162 4,488,586 4,184,811 3,851,660 4,544,235 4,313,701 5,778,071 6,865,369 7,021,577 6,791,219 6,849,037 6,823,217 6,621,540 6,620,251 6,593,852 6,724,469 6,445,746 6,843,853 5,587,308 26,607,920 6,092,829 6,092,820 3,460,070 Loss on extinguishment of long-term debt 0 0 0 0 0 2,798,789 0 0 4,996,731 0 0 0 -,100,335 0 0 0 0 0 0 0 0 0 0 Gain on forgiveness of long term debt 0 0 0 0 0 0 0 0 0 ,-10,000,000 0 0 0 0 0 0 0 0 0 0 0 0 Other income, net ,232,583 ,-38,193 86,333 ,-34,568 ,-26,425 ,-71,691 42,156 ,-32,070 ,-38,413 -8,080 ,-12,186 -9,758 -,872 ,-89,875 -1,166,430 ,-24,810 -,540,515 ,-36,735 -1,106,918 -7,655,838 -,270,005 -9,340,006 -,357,260 75,120 -,247,413 Income tax benefit ,632,847 1,899,800 1,733,980 2,674,019 -2,417,780 -6,041,946 -1,031,166 4,304,900 -2,602,886 -1,299,394 -,515,380 -,903,970 -6,176,446 3,554,469 -1,252,669 ,-11,652,661 -2,163,983 -,821,836 ,-23,299,388 1,801,418 -,410,230 ,-24,483,789 ,-75,986 -1,309,803 ,561,030 Equity in earnings of unconsolidated affiliates, net of tax 0 0 ,141,378 -,283,205 61,527 24,967 4,221 70,164 30,105 25,919 19,018 57,222 23,344 -,186,570 22,072 ,153,414 60,257 56,876 18,744 12,651 8,647 ,148,528 -8,363 ,-60,320 -4,754 Earnings attributable to noncontrolling interest 0 0 0 ,-66,582 -,109,602 -,432,836 -,339,376 -,226,420 -,129,249 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 EBITDA $5,273,958 $12,475,494 $11,344,409 $10,143,737 $2,236,857 $,-14,719,947 $4,347,353 $16,469,673 $1,338,880 $7,122,431 $7,736,056 $9,180,710 $1,477,259 $6,616,388 $7,179,227 $9,870,722 $2,642,370 $7,729,130 $5,509,436 $4,734,370 $,731,516 $20,615,306 $7,208,093 $3,947,368 $9,363,181

RECONCILIATION OF NET LOSS TO ADJ EBITDA Three months ended Year ended December 31, December 31, 2024 2025 2024 2025 Net loss $(2,058,632) $(189,183,869) $(5,887,258) $(195,584,568) Interest expense 3,460,070 3,279,355 21,233,027 13,233,800 Income tax expense (benefit) 451,058 (44,022,040) (1,344,961) (45,620,930) Depreciation and amortization 1,780,438 1,560,417 7,236,060 6,331,852 EBITDA 3,632,934 (228,366,137) 21,236,868 (221,639,846) Severance expenses 1,195,411 426,609 3,696,913 2,441,345 Non-recurring expenses — 535,592 — 1,127,985 Stock-based compensation expenses 120,034 (24,605) 893,292 202,802 FCC licenses impairment losses — 224,815,149 — 224,815,149 Goodwill impairment loss — — 922,000 — Debt issuance expenses 5,982,414 815,000 5,982,414 815,000 Other operating expenses — 2,710,525 — 4,448,147 Gain on repurchase of long-term debt — — — (525,000) Gain on sale of investment — — (6,026,776) — Other income, net (247,413) (95,241) (799,558) (1,160,535) Equity in earnings of unconsolidated affiliates, net of tax (4,754) (6,260) (64,790) (16,831) Adjusted EBITDA 10,678,626 810,632 25,840,363 10,508,216

RECONCILIATION OF NET LOSS TO ADJ EBITDA

CALCULATION OF SAME-STATION NET REVENUE AND OPERATING EXPENSES Three months ended Year ended December 31, December 31, 2024   2025 2024   2025 Net revenue $ 67,285,492 $ 53,050,405 $ 240,291,611 $ 205,939,627 Atlanta — — (965) — Wilmington — — (55,117) — Digital Direct & Guarantee Digital (2,035,625) 20,200 (9,675,572) (4,897,784) Outlaws (1,932) — (204,890) — Same station net revenue $ 65,247,935 $ 53,070,605 $ 230,355,067 $ 201,041,843 Three months ended Year ended December 31, December 31, 2024   2025 2024   2025 Operating expenses $ 53,233,833 $ 50,538,991 $ 201,768,757 $ 186,615,256 Atlanta (3,870) — (97,014) — Wilmington — — (58,060) — Digital Direct & Guarantee Digital (2,287,767) (32,670) (11,792,818) (5,934,976) Outlaws 700 — (903,197) — Same station operating expenses $ 50,942,896 $ 50,506,321 $ 188,917,668 $ 180,680,280

CALCULATION OF SAME-STATION DIGITAL REVENUE AND DIGITAL OPERATING EXPENSES Three months ended Year ended December 31, December 31, 2024   2025 2024   2025 Digital net revenue $ 11,472,340 $ 12,585,650 $ 46,730,332 $ 49,472,312 Digital Direct & Guarantee Digital (2,035,625) 20,200 (9,675,572) (4,897,784) Outlaws (1,932) — (204,890) — Same station digital net revenue $ 9,434,783 $ 12,605,850 $ 36,849,870 $ 44,574,528 Three months ended Year ended December 31, December 31, 2024   2025 2024   2025 Digital operating expenses $ 10,077,384 $ 8,938,328 $ 41,193,712 $ 37,661,036 Digital Direct & Guarantee Digital (2,287,767) (32,670) (11,792,818) (5,934,976) Outlaws 700 — (903,197) — Same station digital operating expenses $ 7,790,317 $ 8,905,658 $ 28,497,697 $ 31,726,060

CALCULATION OF SAME-STATION AUDIO REVENUE AND AUDIO OPERATING EXPENSES Three months ended Year ended December 31, December 31, 2024   2025 2024   2025 Audio net revenue $ 55,813,152 $ 40,464,755 $ 193,561,279 $ 156,467,315 Atlanta — — (965) — Wilmington — — (55,117) — Same station audio net revenue $ 55,813,152 $ 40,464,755 $ 193,505,197 $ 156,467,315 Three months ended Year ended December 31, December 31, 2024   2025 2024   2025 Audio operating expenses $ 43,156,449 $ 41,600,663 $ 160,575,045 $ 148,954,220 Atlanta (3,870) — (97,014) — Wilmington — — (58,060) — Same station audio operating expenses $ 43,152,579 $ 41,600,663 $ 160,419,971 $ 148,954,220

CALCULATION OF SAME-STATION NET REVENUE AND OPERATING EXPENSES Three months ended Six months ended June 30, June 30, 2025 2026 2025 2026 Net revenue $52,999,711 $44,125,702 $101,912,176 $86,714,437 Fort Myers (1,964,133) 808 (3,853,572) (299,007) Tampa (WPBB-FM) (357,369) — (646,215) — Digital Direct (1,890,898) — (3,597,531) — Same station net revenue $48,787,311 $44,126,510 $93,814,858 $86,415,430 Three months ended Six months ended June 30, June 30, 2025 2026 2025 2026 Operating expenses $44,750,198 $38,808,170 $89,991,459 $80,978,801 Fort Myers (1,573,346) (43,110) (3,250,632) (1,280,533) Tampa (WPBB-FM) (256,629) — (498,868) — Digital Direct (2,044,752) — (4,014,535) — Same station operating expenses $40,875,471 $38,765,060 $82,227,424 $79,698,268

CALCULATION OF SAME-STATION AUDIO REVENUE AND AUDIO OPERATING EXPENSES Three months ended Six months ended June 30, June 30, 2025 2026 2025 2026 Audio net revenue $39,818,870 $32,470,043 $77,972,240 $64,354,495 Fort Myers (1,561,217) 808 (3,067,205) (225,659) Tampa (WPBB-FM) (357,369) — (646,215) — Same station audio net revenue $37,900,284 $32,470,851 $74,258,820 $64,128,836 Three months ended Six months ended June 30, June 30, 2025 2026 2025 2026 Audio operating expenses $35,095,319 $28,950,275 $71,490,295 $9,857,895 Fort Myers (1,293,770) (36,567) (2,762,771) (1,044,102) Tampa (WPBB-FM) (256,629) — (498,868) — Same station audio operating expenses $33,544,920 $28,913,708 $68,228,656 $8,813,793

CALCULATION OF SAME-STATION DIGITAL REVENUE AND DIGIAL OPERATING EXPENSES Three months ended Six months ended June 30, June 30, 2025 2026 2025 2026 Digital net revenue $13,180,481 $11,655,659 $23,939,936 $22,359,942 Fort Myers (402,916) — (786,367) (73,348) Digital Direct (1,890,898) — (3,597,531) — Same station digital net revenue $10,886,667 $11,655,659 $19,556,038 $22,286,594 Three months ended Six months ended June 30, June 30, 2025 2026 2025 2026 Digital operating expenses $9,654,879 $9,857,895 $18,501,164 $18,901,609 Fort Myers (279,576) (6,543) (487,861) (236,431) Digital Direct (2,044,752) — (4,014,535) — Same station digital operating expenses $7,330,551 $9,851,352 $13,998,768 $18,665,178

CALCULATION OF UNLEVERED FREE CASH FLOW (FCF) $s in millions 2026E 2027E 2028E EBITDA $17.1 $19.0 $29.8 TAXES (2.9) (1.4) (2.9) CHANGE IN NWC (5.7) (0.3) (3.1) CAPEX (3.0) (3.1) (3.2) FCF $5.5 $14.2 $20.6